Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,699	10,129	5.6%	5.6	—

Europe	4,827	4,609	4.7	7.5	(2.8)
Western Hemisphere excluding U.S.	1,502	1,503	(0.1)	8.5	(8.6)
Asia-Pacific, Africa	3,663	3,780	(3.1)	(1.9)	(1.2)
International	9,992	9,892	1.0	4.0	(3.0)

Worldwide	$ 20,691	20,021	3.3%	4.8	(1.5)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$ 1,740	1,438	21.0%	21.0	—
International	1,885	1,880	0.3	3.9	(3.6)
	3,625	3,318	9.2	11.3	(2.1)

Pharmaceutical
U.S.	6,061	5,582	8.6	8.6	—
International	5,073	4,662	8.8	12.0	(3.2)
	11,134	10,244	8.7	10.1	(1.4)

Medical Devices
U.S.	2,898	3,109	(6.8)	(6.8)	—
International	3,034	3,350	(9.4)	(6.9)	(2.5)
	5,932	6,459	(8.2)	(6.9)	(1.3)

U.S.	10,699	10,129	5.6	5.6	—
International	9,992	9,892	1.0	4.0	(3.0)
Worldwide	$ 20,691	20,021	3.3%	4.8	(1.5)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2020		2019		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,691	100.0	$ 20,021	100.0	3.3
Cost of products sold	7,062	34.1	6,615	33.0	6.8
Gross Profit	13,629	65.9	13,406	67.0	1.7
Selling, marketing and administrative expenses	5,203	25.1	5,219	26.1	(0.3)
Research and development expense	2,580	12.5	2,858	14.3	(9.7)
In-process research and development	—	—	890	4.4
Interest (income) expense, net	(42)	(0.2)	3	0.0
Other (income) expense, net	(679)	(3.3)	(22)	(0.1)
Restructuring	58	0.3	36	0.2
Earnings before provision for taxes on income	6,509	31.5	4,422	22.1	47.2
Provision for taxes on income	713	3.5	673	3.4	5.9
Net earnings	5,796	28.0	3,749	18.7	54.6

Net earnings per share (Diluted)	$ 2.17		$ 1.39		56.1

Average shares outstanding (Diluted)	2,671.0		2,698.8

Effective tax rate	11.0%		15.2%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 7,244	35.0	$ 6,867	34.3	5.5
Net earnings	$ 6,154	29.7	$ 5,661	28.3	8.7
Net earnings per share (Diluted)	$ 2.30		$ 2.10		9.5
Effective tax rate	15.0%		17.6%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	First Quarter
(Dollars in Millions Except Per Share Data)	2020	2019
Net Earnings, after tax- as reported	$5,796	$3,749

Pre-tax Adjustments
Intangible Asset Amortization expense	1,118	1,130
Litigation expense	120	423
IPR&D	—	890
Restructuring related	118	90
Acquisition and Integration related [1]	(962)	67
Unrealized (gains)/losses on securities	327	(158)
Medical Device Regulation [2]	14	—
Other	—	3

Tax Adjustments
Tax impact on special item adjustments [3]	(267)	(533)
Tax legislation and related impacts	(110)	—
Adjusted Net Earnings, after tax	$6,154	$5,661
Average shares outstanding (Diluted)	2,671.0	2,698.8
Adjusted net earnings per share (Diluted)	$2.30	$2.10
Operational adjusted net earnings per share (Diluted)	$2.32

Notes:

[1] Acquisition and integration related costs for the first quarter of 2020 primarily includes a $983M Contingent Consideration reversal related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2] European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices are required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its Medical Devices operating segments' measures of profit and loss used for making operating decisions and assessing performance.

[3] The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FIRST QUARTER 2020 ACTUAL vs. 2019 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	9.2%	8.7%	(8.2)%	3.3%
U.S.	21.0%	8.6%	(6.8)%	5.6%
International	0.3%	8.8%	(9.4)%	1.0%

WW Currency	(2.1)	(1.4)	(1.3)	(1.5)
U.S.	—	—	—	—
International	(3.6)	(3.2)	(2.5)	(3.0)

WW Operational	11.3%	10.1%	(6.9)%	4.8%
U.S.	21.0%	8.6%	(6.8)%	5.6%
International	3.9%	12.0%	(6.9)%	4.0%

Skin Health / Beauty
Dr. Ci Labo - Japan	(0.4)			(0.1)
U.S.	0.0			0.0
International	(0.7)			(0.1)

General Surgery
Advanced Sterilization Products			2.1	0.8
U.S.			2.7	0.9
International			1.6	0.6

Baby Care
Baby Center	0.3			0.0
U.S.	0.8			0.1
International	0.0			0.0

All Other Acquisitions and Divestitures	(0.2)	0.1	(0.1)	0.0
U.S.	0.0	0.1	(0.2)	0.0
International	(0.3)	0.0	0.1	0.0

WW Adjusted Operational	11.0%	10.2%	(4.8)%	5.6%
U.S.	21.7%	8.7%	(4.3)%	6.7%
International	2.8%	12.0%	(5.3)%	4.5%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

BABY CARE
US	$92	87	6.7%	6.7%	—%
Intl	269	307	(12.4)	(8.2)	(4.2)
WW	361	394	(8.2)	(4.9)	(3.3)

SKIN HEALTH / BEAUTY (4)
US	659	588	12.1	12.1	—
Intl	458	502	(8.8)	(6.5)	(2.3)
WW	1,117	1,090	2.5	3.5	(1.0)

ORAL CARE
US	176	151	16.2	16.2	—
Intl	219	216	1.5	5.3	(3.8)
WW	395	367	7.6	9.8	(2.2)

OTC
US	689	507	35.9	35.9	—
Intl	659	580	13.7	17.0	(3.3)
WW	1,348	1,087	24.1	25.8	(1.7)

WOMEN'S HEALTH
US	4	3	32.0	32.0	—
Intl	228	222	2.5	8.9	(6.4)
WW	232	225	2.9	9.2	(6.3)

WOUND CARE / OTHER
US	119	102	17.0	17.0	—
Intl	52	53	(1.2)	1.9	(3.1)
WW	171	155	10.7	11.8	(1.1)

TOTAL CONSUMER HEALTH
US	1,740	1,438	21.0	21.0	—
Intl	1,885	1,880	0.3	3.9	(3.6)
WW	$3,625	3,318	9.2%	11.3%	(2.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$2,410	2,163	11.4%	11.4%	—%
Intl	1,228	1,088	12.8	16.3	(3.5)
WW	3,638	3,251	11.9	13.1	(1.2)
REMICADE
US	625	774	(19.3)	(19.3)	—
US Exports (5)	110	76	44.3	44.3	—
Intl	256	252	1.5	5.2	(3.7)
WW	990	1,102	(10.2)	(9.3)	(0.9)
SIMPONI / SIMPONI ARIA
US	272	263	3.4	3.4	—
Intl	258	261	(1.2)	2.6	(3.8)
WW	529	524	1.1	3.0	(1.9)
STELARA
US	1,217	882	37.9	37.9	—
Intl	603	523	15.2	18.3	(3.1)
WW	1,819	1,405	29.5	30.6	(1.1)
TREMFYA
US	187	168	11.5	11.5	—
Intl	109	49	*	*	*
WW	296	217	36.4	37.3	(0.9)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	3	3	(6.9)	(5.6)	(1.3)
WW	3	3	(6.9)	(5.6)	(1.3)

INFECTIOUS DISEASES
US	436	357	22.3	22.3	—
Intl	483	489	(1.2)	2.7	(3.9)
WW	920	846	8.7	11.0	(2.3)
EDURANT / rilpivirine
US	12	12	0.6	0.6	—
Intl	212	199	6.4	9.2	(2.8)
WW	224	211	6.1	8.7	(2.6)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	396	315	25.5	25.5	—
Intl	184	208	(11.6)	(6.4)	(5.2)
WW	579	523	10.8	12.8	(2.0)
OTHER INFECTIOUS DISEASES
US	29	30	(3.4)	(3.4)	—
Intl	87	82	6.7	10.2	(3.5)
WW	116	112	4.0	6.6	(2.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$748	723	3.3%	3.3%	—%
Intl	910	905	0.5	3.0	(2.5)
WW	1,658	1,629	1.8	3.1	(1.3)
CONCERTA / methylphenidate
US	52	97	(46.1)	(46.1)	—
Intl	118	116	1.5	3.6	(2.1)
WW	171	214	(20.1)	(19.0)	(1.1)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	544	483	12.6	12.6	—
Intl	339	307	10.3	13.2	(2.9)
WW	883	790	11.7	12.9	(1.2)
RISPERDAL CONSTA
US	76	77	(0.3)	(0.3)	—
Intl	94	102	(8.7)	(5.9)	(2.8)
WW	170	179	(5.1)	(3.5)	(1.6)
OTHER NEUROSCIENCE
US	75	66	12.5	12.5	—
Intl	360	379	(5.1)	(3.1)	(2.0)
WW	435	446	(2.5)	(0.8)	(1.7)

ONCOLOGY
US	1,175	962	22.1	22.1	—
Intl	1,839	1,556	18.2	21.7	(3.5)
WW	3,013	2,518	19.7	21.8	(2.1)
DARZALEX
US	463	352	31.8	31.8	—
Intl	474	277	70.9	76.8	(5.9)
WW	937	629	49.0	51.6	(2.6)
ERLEADA (6)
US	119	58	*	*	—
Intl	24	3	*	*	*
WW	143	61	*	*	*
IMBRUVICA
US	432	349	23.9	23.9	—
Intl	599	435	37.8	42.3	(4.5)
WW	1,031	784	31.6	34.1	(2.5)
VELCADE
US	—	—	—	—	—
Intl	108	263	(59.0)	(58.2)	(0.8)
WW	108	263	(59.0)	(58.2)	(0.8)
ZYTIGA / abiraterone acetate
US	139	185	(25.2)	(25.2)	—
Intl	552	494	11.7	14.3	(2.6)
WW	690	679	1.6	3.5	(1.9)
OTHER ONCOLOGY (6)
US	22	18	20.1	20.1	—
Intl	82	84	(2.7)	0.6	(3.3)
WW	104	102	1.3	4.1	(2.8)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

PULMONARY HYPERTENSION
US	$486	430	13.0%	13.0%	—%
Intl	260	226	14.9	17.8	(2.9)
WW	745	656	13.7	14.7	(1.0)
OPSUMIT
US	229	172	33.0	33.0	—
Intl	160	133	20.2	23.3	(3.1)
WW	389	306	27.4	28.8	(1.4)
UPTRAVI
US	212	176	20.7	20.7	—
Intl	38	22	70.2	75.0	(4.8)
WW	250	198	26.2	26.8	(0.6)
OTHER PULMONARY HYPERTENSION (6)
US	44	82	(45.9)	(45.9)	—
Intl	62	71	(12.4)	(10.7)	(1.7)
WW	106	152	(30.4)	(29.6)	(0.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$806	947	(14.9)%	(14.9)%	—%
Intl	354	398	(11.0)	(8.7)	(2.3)
WW	1,160	1,345	(13.8)	(13.1)	(0.7)
XARELTO
US	527	542	(2.7)	(2.7)	—
Intl	—	—	—	—	—
WW	527	542	(2.7)	(2.7)	—
INVOKANA / INVOKAMET
US	117	154	(23.6)	(23.6)	—
Intl	58	49	18.6	20.9	(2.3)
WW	175	202	(13.5)	(12.9)	(0.6)
PROCRIT / EPREX
US	76	148	(48.5)	(48.5)	—
Intl	79	78	0.4	1.9	(1.5)
WW	155	226	(31.6)	(31.0)	(0.6)
OTHER
US	85	104	(18.0)	(18.0)	—
Intl	217	271	(19.7)	(17.1)	(2.6)
WW	302	374	(19.2)	(17.4)	(1.8)

TOTAL PHARMACEUTICAL
US	6,061	5,582	8.6	8.6	—
Intl	5,073	4,662	8.8	12.0	(3.2)
WW	$11,134	10,244	8.7%	10.1%	(1.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

INTERVENTIONAL SOLUTIONS
US	365	343	6.6%	6.6%	—%
Intl	362	389	(6.9)	(5.1)	(1.8)
WW	727	732	(0.6)	0.4	(1.0)

ORTHOPAEDICS
US	1,250	1,318	(5.2)	(5.2)	—
Intl	788	885	(11.0)	(8.5)	(2.5)
WW	2,038	2,204	(7.5)	(6.5)	(1.0)

HIPS
US	206	213	(3.6)	(3.6)	—
Intl	132	148	(11.2)	(8.4)	(2.8)
WW	337	361	(6.7)	(5.6)	(1.1)

KNEES
US	214	223	(4.2)	(4.2)	—
Intl	130	146	(11.4)	(8.9)	(2.5)
WW	343	369	(7.0)	(6.1)	(0.9)

TRAUMA
US	407	417	(2.3)	(2.3)	—
Intl	247	268	(8.0)	(5.3)	(2.7)
WW	654	685	(4.5)	(3.5)	(1.0)

SPINE, SPORTS & OTHER (7)
US	423	465	(8.9)	(8.9)	—
Intl	280	323	(13.3)	(11.1)	(2.2)
WW	703	788	(10.7)	(9.8)	(0.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$844	1,001	(15.7)%	(15.7)%	—%
Intl	1,257	1,394	(9.8)	(6.7)	(3.1)
WW	2,100	2,395	(12.3)	(10.5)	(1.8)

ADVANCED
US	381	404	(5.7)	(5.7)	—
Intl	567	576	(1.6)	1.6	(3.2)
WW	948	980	(3.3)	(1.4)	(1.9)

GENERAL (6)
US	463	597	(22.5)	(22.5)	—
Intl	690	818	(15.7)	(12.6)	(3.1)
WW	1,153	1,414	(18.5)	(16.8)	(1.7)

VISION
US	439	446	(1.6)	(1.6)	—
Intl	628	682	(8.0)	(6.4)	(1.6)
WW	1,067	1,129	(5.5)	(4.5)	(1.0)

CONTACT LENSES / OTHER
US	346	321	7.7	7.7	—
Intl	467	502	(7.0)	(5.4)	(1.6)
WW	814	824	(1.3)	(0.3)	(1.0)
SURGICAL
US	93	125	(25.5)	(25.5)	—
Intl	160	180	(11.0)	(9.2)	(1.8)
WW	253	305	(16.9)	(15.9)	(1.0)

TOTAL MEDICAL DEVICES
US	2,898	3,109	(6.8)	(6.8)	—
Intl	3,034	3,350	(9.4)	(6.9)	(2.5)
WW	$5,932	6,459	(8.2)%	(6.9)%	(1.3)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Previously referred to as Consumer
(4) Previously referred to as Beauty
(5) Reported as U.S. sales
(6) Refer to supplemental schedule
(7) Previously referred to as Spine & Other

Johnson & Johnson
Supplemental Sales Information
(Dollars in Millions)
Prior quarter amounts have been reclassified to
conform to current quarter products disclosure

	2018	2019				2019
	Full Year	Q1	Q2	Q3	Q4	Full Year
PHARMACEUTICAL SEGMENT (1)
ERLEADA (2)
US	124	58	62	74	103	297
Intl	—	3	7	12	13	35
WW	124	61	69	86	116	332

OTHER ONCOLOGY (2)
US	104	18	16	17	19	70
Intl	362	84	85	83	84	336
WW	466	102	101	100	104	407

PULMONARY HYPERTENSION
OTHER PAH (3)
US	353	82	61	36	26	205
Intl	342	71	78	61	62	272
WW	695	152	140	96	88	476

MEDICAL DEVICES SEGMENT (1)
GENERAL SURGERY (4)
US	2,468	597	530	531	534	2,192
Intl	3,431	818	794	769	834	3,215
WW	5,899	1,414	1,325	1,301	1,366	5,406

Note: Columns and rows within tables may not add due to rounding.

(1) Unaudited
(2) ERLEADA was previously included in Other Oncology
(3) Other PAH is inclusive of TRACLEER, which was previously disclosed separately
(4) General Surgery is inclusive of Specialty Surgery, which was previously disclosed separately